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                                   AMENDMENT,
                               DATED MAY 21, 2001,
                                       TO
                                SERVICE AGREEMENT
                           BETWEEN RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED SEPTEMBER 25, 1996,
                                   AS AMENDED


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                                  AMENDMENT TO

                                SERVICE AGREEMENT

                                     BETWEEN

                               RYDEX SERIES FUNDS

                                       AND

                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Service Agreement between the Trust and the Servicer, and is hereby incorporated into and made a part of the Service Agreement:

                  Section 4 of the Service Agreement is amended, effective May 21, 2001, to read as follows:

                  "As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                           THE RYDEX U.S. GOVERNMENT BOND FUND
                           -----------------------------------

                                     0.20% of Assets

                           THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND
                           -------------------------------------------

                                     0.20% of Assets

                           THE NOVA FUND
                           -------------

                                     0.25% of Assets

                           THE URSA FUND
                           -------------

                                     0.25% of Assets

                           THE ARKTOS FUND
                           ---------------

                                     0.25% of Assets

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                           THE JUNO FUND
                           -------------

                                     0.25% of Assets

                           THE NOVA MASTER FUND
                           --------------------

                                     0.0% OF ASSETS

                           THE OTC MASTER FUND
                           -------------------

                                     0.0% OF ASSETS

                           THE URSA MASTER FUND
                           --------------------

                                     0.0% of Assets

                           THE ARKTOS MASTER FUND
                           ----------------------

                                     0.0% of Assets

                           THE JUNO MASTER FUND
                           --------------------

                                     0.0% of Assets

                           THE MID-CAP MASTER FUND
                           -----------------------

                                     0.0% OF ASSETS

                           THE UTILITIES MASTER FUND
                           -------------------------

                                     0.0% of Assets

                           THE RYDEX OTC FUND
                           ------------------

                                     0.20% of Assets

                           THE LARGE-CAP EUROPE FUND
                           -------------------------

                                     0.25% of Assets

                           THE LARGE-CAP JAPAN FUND
                           ------------------------

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                                     0.25% of Assets


                           THE MEKROS FUND
                           ---------------

                                     0.25% of Assets

                           THE MID-CAP FUND
                           ----------------

                                     0.25% OF ASSETS

                           THE RYDEX BANKING FUND
                           ----------------------

                                     0.25% of Assets

                           THE RYDEX BASIC MATERIALS FUND
                           ------------------------------

                                     0.25% of Assets

                           THE RYDEX BIOTECHNOLOGY FUND
                           ----------------------------

                                     0.25% of Assets

                           THE RYDEX CONSUMER PRODUCTS FUND
                           --------------------------------

                                     0.25% of Assets

                           THE RYDEX ELECTRONICS FUND
                           --------------------------

                                     0.25% of Assets

                           THE RYDEX ENERGY FUND
                           ---------------------

                                     0.25% of Assets

                           THE RYDEX ENERGY SERVICE FUND
                           -----------------------------

                                     0.25% of Assets

                           THE RYDEX FINANCIAL SERVICES FUND
                           ---------------------------------

                                     0.25% of Assets

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                           THE RYDEX HEALTH CARE FUND
                           --------------------------

                                     0.25% of Assets

                           THE RYDEX INTERNET FUND
                           -----------------------

                                     0.25% of Assets

                           THE RYDEX LEISURE FUND
                           ----------------------

                                     0.25% of Assets

                           THE RYDEX PRECIOUS METALS FUND
                           ------------------------------

                                     0.20% of Assets

                           THE REAL ESTATE FUND
                           --------------------

                                     0.25% OF ASSETS

                           THE RYDEX RETAILING FUND
                           ------------------------

                                     0.25% of Assets

                           THE RYDEX TECHNOLOGY FUND
                           -------------------------

                                     0.25% of Assets

                           THE RYDEX TELECOMMUNICATIONS FUND
                           ---------------------------------

                                     0.25% of Assets

                           THE RYDEX TRANSPORTATION FUND
                           -----------------------------

                                     0.25% of Assets

                           THE RYDEX UTILITIES FUND
                           ------------------------

                                     0.25% of Assets

                 ADDITIONS and [DELETIONS] are noted in BOLD.

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In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fees payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Servicer."

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 21st day of May 2001.

                                  RYDEX SERIES FUNDS

                                  /s/ Albert P. Viragh, Jr.
                                  -------------------------------
                                  By:      Albert P. Viragh, Jr.
                                  Title:   President



                                  RYDEX FUND SERVICES, INC.

                                  /s/ Albert P. Viragh, Jr.
                                  -------------------------------
                                  By:      Albert P. Viragh, Jr.
                                  Title:   President